                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2004
                                                           -------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

  Delaware                                 0-21324               06-1344888
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
                 ----------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
                                                            ------------

          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

Exhibit 99.1      Press release of NYFIX, Inc. dated July 29, 2004.

Item 12.     Disclosure of Results of Operations and Financial Conditions.
             ------------------------------------------------------------

             On July 29, 2004, NYFIX, Inc.  announced its results for the second quarter  ended June 30,  2004.  The full text of the press  release is  attached hereto as Exhibit 99.1.

                                       2

                                    SIGNATURE
                                    ---------

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NYFIX, INC.

                                        By: /s/ Mark R. Hahn
                                           -------------------------------------
                                           Mark R. Hahn
                                           Chief Financial Officer

July 29, 2004

                                       3